Significant changes in the current reporting period	9 Months Ended
Sep. 30, 2020
Significant accounting estimates, judgments and assumptions in applying accounting policies
Significant changes in the current reporting period

3      Significant changes in the current reporting period

The financial position and performance of the Group was particularly affected by the following events and transactions during the nine months ended September 30, 2020:

●	The Group agreed to pay a settlement for several class action lawsuits, in the amount of $5 million, $1 million of which will be funded by insurance coverage. In result, the Group recorded in the current period an expense in the amount of €4.5 million. (see Notes 14 and 21).
●	The World Health Organization declared coronavirus and COVID-19 a global health emergency on 30 January 2020. As an e-commerce company operating in Africa, we experienced effects that varied in nature and intensity by country and evolved over time.
o	In the early part of the first quarter of 2020, factory shutdowns in China affected our cross-border business where we facilitate orders from international sellers in general and Chinese ones in particular. It also impacted some of our local sellers who rely on product imports from China. As work resumed in Chinese factories these disruptions eased gradually and their impact on the first quarter 2020 performance was not significant.
o	With the virus reaching Africa starting in March 2020, we started seeing local effects of the pandemic. In terms of business impact, the main effect was localized logistic and supply disruption that persisted throughout the second quarter of 2020 with limited tailwinds from a demand standpoint at group level.
◾	Across the majority of our addressable market, we experienced no meaningful change in consumer behavior, aside from increased demand for essential and every-day products and reduced appetite for higher ticket size, discretionary purchases. We experienced a temporary surge in volumes in some markets, such as Morocco and Tunisia, while in Nigeria and South Africa, we faced significant disruption as a result of movement restriction that only started easing towards the end of the second quarter 2020.
◾	We have seen increased demand from brands and sellers, across all geographies, to join and expand their business on our platform as the COVID-19 crisis further established e-commerce as an important route to market.
o	While we encountered less supply and logistics disruption in the third quarter vs the first half of 2020, the effects of the COVID-19 pandemic continued playing out, negatively impacting consumer sentiment in our countries of operation.
o	Due to the complexity of the overall factors, which cannot be reliably separated from unrelated drivers of changes in the Group’s financial performance, the several impacts could not be quantified.

Changes in accounting policies, estimates and assumptions

There have been no material revisions to the nature and amount of estimates reported in prior periods, except for the effect of the settlement of the lawsuit. However, as presented above, the effects of COVID-19 have required assessment of significant judgments and estimates to be made, including but not limited to:

●	Determining the net realizable value of inventory that has become slow moving due to the effects of COVID-19; and,

●	Estimates of expected credit losses attributable to accounts receivable arising from sales to customers on credit terms, including the incorporation of forward-looking information to supplement historical credit loss rates.